UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 6, 2009


                                CON-WAY INC.
           (Exact name of Registrant as specified in its charter)


               Delaware                   1-5046           94-1444798
   (State or other jurisdiction of     (Commission        (IRS Employer
            incorporation)             File Number)    Identification No.)


          2855 Campus Drive, Suite 300, San Mateo, California 94403 (Address of principal executive offices, including zip code)

                               (650) 378-5200
            (Registrant's telephone number, including area code)

                                     N/A
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 [  ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed in the Company's Report on Form 8-K filed on September 25, 2008 and as disclosed on page 31 of the Company's 2009 Notice of Annual Meeting and Proxy Statement, in 2008 the Compensation Committee approved certain changes to the Company's executive severance program, for implementation not later than December 31, 2009, the expiration date of the current executive severance agreements under the program. These approved changes include the addition of certain restrictive covenants (including covenants regarding non-solicitation of customers and employees) and provided for a modified gross-up for 280G excise taxes. Under the modified tax gross-up, if a reduction of ten percent (10%) or less in an executive's severance compensation would avoid imposition of the 280G excise tax, then that executive's severance compensation would be reduced to the minimum extent necessary in order to avoid imposition of the 280G excise tax. Alternatively, if a reduction of ten percent (10%) or less in an executive's severance compensation would not avoid imposition of the 280G excise tax, then that executive would remain entitled to receive a gross-up for 280G excise taxes. None of these changes have yet been implemented.

On May 6, 2009, the Compensation Committee decided that the modified tax gross-up described above will not be made available to executives. Instead, when the revised executive severance program is implemented (as noted above, not later than December 31, 2009), executives will no longer be entitled to receive any gross-up for 280G excise taxes applicable to severance payments and benefits that they receive in connection with a change in control transaction.






                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CON-WAY INC.


                                      /s/ Jennifer W. Pileggi
                                     --------------------------
Date: May 6, 2009                    Name:  Jennifer W. Pileggi
                                     Title: Executive Vice President,
                                            General Counsel and Secretary